UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 29, 2000

                               DTI HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Missouri
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                (State or other jurisdiction of incorporation)

                                   333-50049
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                            (Commission File Number)

                                   43-1828147
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                       (IRS Employer Identification No.)


          8112 Maryland Ave., 4th Floor, St. Louis, Missouri 63105
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          (Address of Principal Executive Office)          (Zip Code)

               Registrant's telephone number, including area code:
                                 (314) 880-1800





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Item 7.  Exhibits.


Exhibit No.    Description of Exhibit
-----------    ----------------------

99             Press Release dated August 29, 2000





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DTI HOLDINGS, INC.

Date: August 29, 2000                 By:   /s/ GARY W. DOUGLASS
                                          --------------------------------------
                                           Gary W. Douglass
                                           Senior Vice President
                                             and Chief Financial Officer